Subsequent Event	12 Months Ended
Dec. 31, 2022
Subsequent Event
Subsequent Event

23. Subsequent Event

Acquisition of GAP Great China

On November 8, 2022, the Group and Gap, Inc. and GP (UK Holdings) Limited (collectively as “GAP”) entered into a share purchase agreement, pursuant to which, the Group acquired 100% equity interest of Gap SH and Gap TW with maximum consideration of US$50,000,000. The acquisition of GAP SH was closed in February 2023 and the Company will endeavor to complete the acquisition of GAP TW. The Company is in the process of performing purchase price allocation.

Equity Investment and Strategic Business Cooperation with Branded Lifestyle Asia Limited

In February 2023, Baozun made a minority strategic investment of 10% interest in Branded Lifestyle Asia Limited (“BLA”) at a total consideration of US$14 million, in an all cash transaction. BLA is a leading premium fashion retailer with strong brand portfolio, including Suhyang networks and Roots in South Korea and Taiwan respectively. BLA is majority owned by the Fung Group, who is a global leader in trading, logistics, distribution, retail and brand management. Post the investment, Baozun owns a board seat of BLA.

In addition, Baozun entered into a strategic cooperation framework agreement, pursuant to which Baozun becomes the preferred strategic service provider of BLA for e-commerce explorations in Asia outside the PRC. Besides, two parties will jointly set up a strategic technology committee to support development of an enterprise-wide technology strategy, covering proposals for ERP, technologies, systems and platforms suitable for BLA.